                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 20, 2003
                                                         ----------------

                              RAIT INVESTMENT TRUST
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Maryland                       1-14760                    23-2919819
------------------             -----------------          --------------------
(State of incorporation           (Commission               (I.R.S. Employer
 or organization)                 File Number)             Identification No.)


             1818 Market Street, 28th Floor, Philadelphia, PA 19103

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (215) 861-7900
                                                           --------------
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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

            Exhibit Number            Description of Document
            --------------            -----------------------
                 99                        Press Release



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 20, 2003, RAIT Investment Trust issued a press release regarding its earnings for the third quarter of fiscal 2003. A copy of this press release is filed with this report as an exhibit to Form 8-K. The information in this report is to be considered "filed" under the Securities Exchange Act of 1934, as amended.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RAIT INVESTMENT TRUST


                              By:  /s/  Ellen J. DiStefano
                                   -------------------------------
                                   Ellen J. DiStefano
                                   Chief Financial Officer



Date: October 20, 2003